Exhibit 99.1

Wabtec Reports Third Quarter 2025 Results
Raised And Tightened Adjusted EPS Guidance

SALES		GAAP DILUTED EARNINGS PER SHARE		ADJUSTED DILUTED EARNINGS PER SHARE
3Q’25	3Q YTD ’25	3Q’25	3Q YTD ’25	3Q’25	3Q YTD ’25

$2.89B	$8.20B	$1.81	$5.64	$2.32	$6.88
+8.4% YOY	+5.1%YOY	+11.0% YOY	+17.5% YOY	+16.0% YOY	+17.4% YOY

Q3 2025 HIGHLIGHTS

“The Wabtec team delivered a very strong quarter, evidenced by continued growth in our backlog, sales, margin, and earnings,” said Rafael Santana, Wabtec’s President and CEO.
“We continue to be encouraged by the pipeline of opportunities that remains ahead of us. Our team’s commitment to product innovation, disciplined cost management, focused execution and partnership with our customers has been instrumental in driving our ongoing success. Together with our strong results, these factors give us confidence to continue to deliver on profitable growth into the future.
“Our team’s dedication positions us to drive Wabtec’s success, even in a dynamic and uncertain economic environment.”
Rafael Santana President and CEO

•Strong Multi-year backlog at $25.6 billion; 12-month backlog growth at 8.4%

•Sales Growth of 8.4% to $2.89 billion

•GAAP Operating Margin at 17.0%; Adjusted Operating Margin Up 1.3 pts to 21.0%

•GAAP Earnings Per Share of $1.81, Up 11.0%; Adjusted Earnings Per Share of $2.32, Up 16.0%

•Raised 2025 Adjusted Earnings Per Share; up 18.4% at the midpoint

PITTSBURGH, October 22, 2025 – Wabtec Corporation (NYSE: WAB) today reported third quarter 2025 GAAP earnings per diluted share of $1.81, up 11.0% versus the third quarter of 2024. Adjusted earnings per diluted share were $2.32, up 16.0% versus the same quarter a year ago. Third quarter sales were $2.89 billion and cash from operations was $367 million.

2025 Third Quarter Consolidated Results

Wabtec Corporation Consolidated Financial Results
$ in millions except earnings per share and percentages; margin change in percentage points (pts)	Third Quarter
	2025	2024	Change
Net Sales	$2,886	$2,663	8.4%

GAAP Gross Margin	34.7%	33.0%	1.7 pts
Adjusted Gross Margin	35.6%	33.3%	2.3 pts
GAAP Operating Margin	17.0%	16.3%	0.7 pts
Adjusted Operating Margin	21.0%	19.7%	1.3 pts

GAAP Diluted EPS	$1.81	$1.63	11.0%
Adjusted Diluted EPS	$2.32	$2.00	16.0%

Cash Flow from Operations	$367	$542	$(175)
Operating Cash Flow Conversion	83%	129%

•Sales increased 8.4% compared to the year-ago quarter driven by higher sales in the Freight segment, which includes the acquisition of Inspection Technologies, and in the Transit segment.
•GAAP operating margin was higher than the prior year at 17.0%, and adjusted operating margin was higher than the prior year at 21.0%. Both GAAP and adjusted operating margins benefited from higher sales and improved gross margins, partially offset by higher operating expenses as a percent of revenue.
•GAAP EPS and adjusted EPS increased from the year-ago quarter primarily due to higher sales, operating margin expansion and benefits from prior quarter share repurchases.

2025 Third Quarter Freight Segment Results

Wabtec Corporation Freight Segment Financial Results
Net sales $ in millions; margin change in percentage points (pts)	Third Quarter
	2025	2024	Change
Net Sales	$2,093	$1,930	8.4%
GAAP Gross Margin	35.8%	35.0%	0.8 pts
Adjusted Gross Margin	37.0%	35.1%	1.9 pts
GAAP Operating Margin	19.8%	20.2%	(0.4) pts
Adjusted Operating Margin	24.5%	24.1%	0.4 pts

•Freight segment sales for the third quarter were up 8.4%. Equipment sales were up 32.0% driven by higher locomotive deliveries, while Digital sales were up 45.6% driven by the acquisition of Inspection Technologies. Components sales were up slightly and, as expected, Services sales were down 11.6% due to the timing of modernization deliveries.
•GAAP operating margin benefited from improved gross margin which was offset by higher operating expenses as a percentage of revenue and purchase accounting adjustments resulting from the Inspection Technologies acquisition.
•Adjusted operating margin benefited from improved gross margin which was partially offset by higher operating expenses as a percentage of revenue.

2025 Third Quarter Transit Segment Results

Wabtec Corporation Transit Segment Financial Results
Net sales $ in millions; margin change in percentage points (pts)	Third Quarter
	2025	2024	Change
Net Sales	$793	$733	8.2%
GAAP Gross Margin	31.7%	28.2%	3.5 pts
Adjusted Gross Margin	31.8%	28.8%	3.0 pts
GAAP Operating Margin	14.5%	10.8%	3.7 pts
Adjusted Operating Margin	15.5%	12.8%	2.7 pts

•Transit segment sales for the third quarter were up 8.2% driven by higher OE and aftermarket sales.
•GAAP operating margins were up as a result of improved gross margins and lower operating expenses as a percent of revenue.
•Adjusted operating margins were up as a result of improved gross margins, partially offset by higher operating expenses as a percent of revenue.

Backlog

Wabtec Corporation Consolidated Backlog Comparison
Backlog $ in millions	September 30,
	2025	2024	Change
12-Month Backlog	$8,267	$7,624	8.4%
Total Backlog	$25,577	$22,234	15.0%

•The Company’s multi-year backlog continues to provide strong visibility. At September 30, 2025, the 12-month backlog was $643 million higher than the prior year period. At September 30, 2025, the multi-year backlog was $3.34 billion higher than the prior year period, and excluding foreign currency exchange, the multi-year backlog was $3.30 billion higher, up 14.9%.

Cash Flow and Liquidity Summary
•During the third quarter, cash provided by operations was $367 million versus $542 million in the year ago period, partially due to increased tariffs and higher working capital.
•At the end of the quarter, the Company had cash, cash equivalents and restricted cash of $528 million and total debt of $5.29 billion. At September 30, 2025, the Company’s total available liquidity was $2.75 billion, which includes $500 million in cash and cash equivalents plus $2.00 billion available under current credit facilities and $250 million of borrowings available under our Revolving Receivables Program.
•During the quarter, the Company paid $43 million in dividends.

2025 Financial Guidance
•Wabtec raised and tightened its 2025 adjusted EPS guidance range to $8.85 to $9.05, up $0.10 at the mid-point.
•For full year 2025, Wabtec continues to expect revenues to be between $10.925 billion - $11.225 billion, up 6.6% at the midpoint. Also, Wabtec expects operating cash flow conversion of greater than 90 percent.

About Wabtec
Wabtec Corporation (NYSE: WAB) is revolutionizing the way the world moves for future generations. The company is a leading global provider of equipment, systems, digital solutions and value-added services for the freight and transit rail industries, as well as the mining, marine and industrial markets. Wabtec has been a leader in the rail industry for over 155 years and has a vision to achieve a sustainable rail system in the U.S. and worldwide. Visit Wabtec’s website at www.wabteccorp.com.

Forecasted GAAP Earnings Reconciliation
Wabtec is not presenting a quantitative reconciliation of our forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share in reliance on the unreasonable efforts exemption provided under Item 10(e)(1)(i)(B) of Regulation S-K. Wabtec is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our Consolidated Statements of Earnings.

Conference Call Information
Wabtec will host a call with analysts and investors at 8:30 a.m. ET, today. To listen via webcast, go to Wabtec’s website at www.WabtecCorp.com and click on “Events & Presentations” in the “Investor Relations” section. Also, an audio replay of the call will be available by calling 1-877-344-7529 or 1-412-317-0088 (access code: 5713644).

Information about non-GAAP Financial Information and Forward-Looking Statements
Wabtec’s earnings release and 2025 financial guidance mentions certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted operating margin, adjusted gross margin, EBITDA, adjusted EBITDA, adjusted income tax expense, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted earnings per diluted share and operating cash flow conversion. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted by restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this release have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this release are reconciliation tables that provide details about how adjusted results relate to GAAP results.

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec’s plans, objectives, expectations and intentions; Wabtec’s expectations about future sales, earnings and cash conversion; Wabtec’s expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec’s business; synergies and other expected benefits from Wabtec’s acquisitions; Wabtec’s expectations for production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of significant recent shifts in trade policies (including the imposition of tariffs and retaliatory tariff measures) as well as tax programs, inflation, supply chain disruptions, foreign currency exchange and industry consolidation and market reactions to these factors; (2) changes in the financial condition or operating strategies of Wabtec’s customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including Russia’s invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Wabtec Investor Contact
Kyra Yates / Kyra.Yates@wabtec.com / 817-349-2735

Wabtec Media Contact
Tim Bader / Tim.Bader@wabtec.com / 682-319-7925

Appendix A
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2025	2024	2025	2024

Net sales	$2,886	$2,663	$8,202	$7,804
Cost of sales	(1,884)	(1,783)	(5,362)	(5,235)
Gross profit	1,002	880	2,840	2,569
Gross profit as a % of Net sales	34.7%	33.0%	34.6%	32.9%

Selling, general and administrative expenses	(375)	(318)	(1,029)	(915)
Engineering expenses	(59)	(50)	(155)	(155)
Amortization expense	(77)	(79)	(219)	(224)
Total operating expenses	(511)	(447)	(1,403)	(1,294)
Operating expenses as a % of Net sales	17.7%	16.8%	17.1%	16.6%

Income from operations	491	433	1,437	1,275
Income from operations as a % of Net sales	17.0%	16.3%	17.5%	16.3%

Interest expense, net	(65)	(52)	(157)	(148)
Other (expense) income, net	(1)	(3)	21	(1)
Income before income taxes	425	378	1,301	1,126

Income tax expense	(112)	(92)	(322)	(272)
Effective tax rate	26.4%	24.2%	24.8%	24.1%

Net income	313	286	979	854

Less: Net income attributable to noncontrolling interest	(3)	(3)	(11)	(10)

Net income attributable to Wabtec shareholders	$310	$283	$968	$844

Earnings Per Common Share
Basic
Net income attributable to Wabtec shareholders	$1.81	$1.63	$5.66	$4.81
Diluted
Net income attributable to Wabtec shareholders	$1.81	$1.63	$5.64	$4.80

Weighted average shares outstanding
Basic	170.5	173.4	170.5	175.1
Diluted	171.1	174.1	171.2	175.7

Appendix A
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED)
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2025	2024	2025	2024
Segment Information
Freight Net sales	$2,093	$1,930	$5,913	$5,674
Freight Income from operations	$414	$390	$1,249	$1,149
Freight Operating margin	19.8%	20.2%	21.1%	20.2%

Transit Net sales	$793	$733	$2,289	$2,130
Transit Income from operations	$115	$79	$314	$235
Transit Operating margin	14.5%	10.8%	13.7%	11.0%

Backlog Information (Note: 12-month is a sub-set of total)	September 30, 2025	June 30, 2025	September 30, 2024
Freight Total	$20,907	$17,136	$17,756
Transit Total	4,670	4,692	4,478
Wabtec Total	$25,577	$21,828	$22,234

Freight 12-month	$6,085	$6,024	$5,589
Transit 12-month	2,182	2,186	2,035
Wabtec 12-month	$8,267	$8,210	$7,624

Appendix B
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	September 30, 2025	December 31, 2024
In millions
Cash, cash equivalents and restricted cash	$528	$715
Receivables, net	2,198	1,702
Inventories, net	2,747	2,314
Other current assets	315	212
Total current assets	5,788	4,943
Property, plant and equipment, net	1,534	1,447
Goodwill	9,853	8,710
Other intangible assets, net	3,546	2,934
Other noncurrent assets	806	668
Total Assets	$21,527	$18,702
Current liabilities	$4,064	$3,792
Long-term debt	5,034	3,480
Other long-term liabilities	1,334	1,297
Total Liabilities	10,432	8,569
Shareholders' equity	11,048	10,091
Noncontrolling interest	47	42
Total Equity	11,095	10,133
Total Liabilities and Equity	$21,527	$18,702

Appendix C
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended September 30,
	2025	2024
In millions
Operating activities
Net income	$979	$854
Non-cash expense	359	387
Receivables	(368)	(92)
Inventories	(228)	(115)
Accounts payable	76	87
Other operating activities	(51)	(10)
Net cash provided by operating activities	767	1,111

Net cash used for investing activities	(1,887)	(106)

Net cash provided by (used for) financing activities	907	(1,209)

Effect of changes in currency exchange rates	26	(6)

Decrease in cash	(187)	(210)

Cash, cash equivalents and restricted cash, beginning of period	715	620
Cash, cash equivalents and restricted cash, end of period	$528	$410

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Third Quarter 2025 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$2,886	$1,002	$(511)	$491	$(66)	$(112)	$313	$(3)	$310	$1.81

Restructuring and Portfolio Optimization costs	—	2	4	6	—	(1)	5	—	5	$0.02

Inventory Purchase Accounting charge	—	24	—	24	—	(6)	18	—	18	$0.11

Transaction costs	—	—	9	9	2	(3)	8	—	8	$0.05

Non-cash Amortization expense	—	—	77	77	—	(20)	57	—	57	$0.33

Adjusted Results	$2,886	$1,028	$(421)	$607	$(64)	$(142)	$401	$(3)	$398	$2.32

Fully Diluted Shares Outstanding										171.1

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Third Quarter Year-to-Date 2025 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$8,202	$2,840	$(1,403)	$1,437	$(136)	$(322)	$979	$(11)	$968	$5.64

Restructuring and Portfolio Optimization costs	—	8	13	21	—	(5)	16	—	16	$0.09

Inventory Purchase Accounting charge	—	24	—	24	—	(6)	18	—	18	$0.11

Transaction costs	—	—	44	44	(30)	(1)	13	—	13	$0.08

Non-cash Amortization expense	—	—	218	218	—	(54)	164	—	164	$0.96

Adjusted Results	$8,202	$2,872	$(1,128)	$1,744	$(166)	$(388)	$1,190	$(11)	$1,179	$6.88

Fully Diluted Shares Outstanding										171.2

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Third Quarter 2024 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$2,663	$880	$(447)	$433	$(55)	$(92)	$286	$(3)	$283	$1.63

Restructuring and Portfolio Optimization costs	—	7	11	18	—	(4)	14	—	14	$0.07

Non-cash Amortization expense	—	—	73	73	—	(19)	54	—	54	$0.30

Adjusted Results	$2,663	$887	$(363)	$524	$(55)	$(115)	$354	$(3)	$351	$2.00

Fully Diluted Shares Outstanding										174.1

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Third Quarter Year-to-Date 2024 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$7,804	$2,569	$(1,294)	$1,275	$(149)	$(272)	$854	$(10)	$844	$4.80

Restructuring and Portfolio Optimization costs	—	19	19	38	(4)	(8)	26	—	26	$0.14

Non-cash Amortization expense	—	—	216	216	—	(53)	163	—	163	$0.92

Adjusted Results	$7,804	$2,588	$(1,059)	$1,529	$(153)	$(333)	$1,043	$(10)	$1,033	$5.86

Fully Diluted Shares Outstanding										175.7

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Fourth Quarter Year-to-Date 2024 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$10,387	$3,366	$(1,757)	$1,609	$(199)	$(343)	$1,067	$(11)	$1,056	$6.04

Restructuring and Portfolio Optimization costs	—	37	33	70	(4)	(16)	50	—	50	$0.28

Non-cash Amortization expense	—	—	288	288	—	(70)	218	—	218	$1.24

Adjusted Results	$10,387	$3,403	$(1,436)	$1,967	$(203)	$(429)	$1,335	$(11)	$1,324	$7.56

Fully Diluted Shares Outstanding										174.8

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Fourth Quarter Year-to-Date 2023 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$9,677	$2,944	$(1,678)	$1,266	$(174)	$(267)	$825	$(10)	$815	$4.53

Restructuring and Portfolio Optimization costs	—	38	41	79	—	(17)	62	—	62	$0.34

Gain on LKZ investment	—	—	—	—	(35)	—	(35)	—	(35)	$(0.19)

Non-cash Amortization expense	—	—	298	298	—	(74)	224	—	224	$1.24

Adjusted Results	$9,677	$2,982	$(1,339)	$1,643	$(209)	$(358)	$1,076	$(10)	$1,066	$5.92

Fully Diluted Shares Outstanding										179.5

Appendix E
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Third Quarter 2025 EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring &	=	Adjusted
	from Operations		(Expense)		Amortization				Transaction Costs		EBITDA

Consolidated Results	$491		$(1)		$127		$617		$41		$658

Wabtec Corporation
Third Quarter 2025 YTD EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring &	=	Adjusted
	from Operations		(Expense)		Amortization				Transaction Costs		EBITDA

Consolidated Results	$1,437		$21		$361		$1,819		$55		$1,874

Wabtec Corporation
Third Quarter 2024 EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$433		$(3)		$133		$563		$4		$567

Wabtec Corporation
Third Quarter 2024 YTD EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$1,275		$(1)		$371		$1,645		$17		$1,662

Appendix F
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
SALES BY PRODUCT LINE
(UNAUDITED)

	Three Months Ended September 30,
In millions	2025	2024
Freight Segment
Services	$744	$842
Equipment	677	513
Components	375	371
Digital Intelligence	297	204
Total Freight Segment	$2,093	$1,930

Transit Segment
Original Equipment Manufacturer	$367	$349
Aftermarket	426	384
Total Transit Segment	$793	$733
	Nine Months Ended September 30,
In millions	2025	2024
Freight Segment
Services	$2,388	$2,317
Equipment	1,699	1,609
Components	1,157	1,169
Digital Intelligence	669	579
Total Freight Segment	$5,913	$5,674

Transit Segment
Original Equipment Manufacturer	$1,042	$969
Aftermarket	1,247	1,161
Total Transit Segment	$2,289	$2,130

Appendix G
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT
(UNAUDITED)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2025		2024		2025		2024
In millions	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations

Freight Segment Reported Results	$750	$414	$673	$390	$2,132	$1,249	$1,967	$1,149
Freight Segment Reported Margin	35.8%	19.8%	35.0%	20.2%	36.1%	21.1%	34.7%	20.2%

Restructuring and Portfolio Optimization costs	1	2	2	10	5	6	10	18
Transaction costs	—	1	—	—	—	2	—	—
Inventory Purchase Accounting charge	24	24	—	—	24	24	—	—
Non-cash Amortization expense	—	72	—	67	—	200	—	201

Freight Segment Adjusted Results	$775	$513	$675	$467	$2,161	$1,481	$1,977	$1,368
Freight Segment Adjusted Margin	37.0%	24.5%	35.1%	24.1%	36.5%	25.0%	34.8%	24.1%

Transit Segment Reported Results	$252	$115	$207	$79	$708	$314	$602	$235
Transit Segment Reported Margin	31.7%	14.5%	28.2%	10.8%	30.9%	13.7%	28.2%	11.0%

Restructuring and Portfolio Optimization costs	1	3	5	8	3	14	9	20
Non-cash Amortization expense	—	5	—	6	—	18	—	15

Transit Segment Adjusted Results	$253	$123	$212	$93	$711	$346	$611	$270
Transit Segment Adjusted Margin	31.8%	15.5%	28.8%	12.8%	31.0%	15.1%	28.7%	12.7%

Appendix H
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT
(UNAUDITED)

	Three Months Ended September 30,
In millions	Freight	Transit	Consolidated

2024 Net sales	$1,930	$733	$2,663

Acquisitions	128	6	134
Portfolio Optimization (Divestitures/Exits)	(7)	(6)	(13)
Foreign Exchange	1	22	23
Organic	41	38	79

2025 Net sales	$2,093	$793	$2,886

Change ($)	163	60	223
Change (%)	8.4%	8.2%	8.4%

	Nine Months Ended September 30,
2024 Net sales	$5,674	$2,130	$7,804

Acquisitions	161	23	184
Portfolio Optimization (Divestitures/Exits)	(34)	(17)	(51)
Foreign Exchange	(36)	27	(9)
Organic	148	126	274

2025 Net sales	$5,913	$2,289	$8,202

Change ($)	239	159	398
Change (%)	4.2%	7.5%	5.1%

Appendix I

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2025 Third Quarter Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$367		$313		$128		83%

Wabtec Corporation
2025 Third Quarter YTD Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$767		$979		$365		57%

Wabtec Corporation
2024 Third Quarter Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$542		$286		$134		129%

Wabtec Corporation
2024 Third Quarter YTD Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$1,111		$854		$375		90%